SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 25, 2011

SIERRA BANCORP
(Exact name of registrant as specified in its charter)

California	000-33063	33-0937517
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

86 North Main Street, Porterville, CA  93257
(Address of principal executive offices)
(Zip code)

(559) 782-4900
(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company’s annual meeting of shareholders was held on May 25, 2011, at which time shareholders voted in favor of item 1, election of directors, item 2, ratification of appointment of independent accountants, and item 3, advisory vote on executive compensation.  For item 4, the advisory vote on the frequency of holding an advisory vote on executive compensation, given the option of every one, two, or three years, shareholders voted in favor of every year.  Proxies were solicited by the Company’s management pursuant to Regulation 14 under the Securities Exchange Act of 1934.

A total of 12,046,705 shares were represented and voting at the meeting, constituting 86.1% of the 13,985,761 issued and outstanding shares entitled to vote at the meeting.  There was no solicitation in opposition to Management’s nominees for directorship as listed in the proxy statement, and all of such nominees were elected pursuant to the vote of shareholders.  The vote on the election of the three nominees to serve as Class II directors for two-year terms was as follows:

	For	Withheld
Albert L. Berra	9,902,740	334,294
Vincent L. Jurkovich	9,088,808	1,148,226
Gordon T. Woods	9,035,481	1,201,553

There were 1,809,671 broker non-votes received with respect to this item.

The terms of the following directors continued after the shareholders’ meeting:  Robert L. Fields, James C. Holly, Lynda B. Scearcy, and Morris A. Tharp.

The appointment of Vavrinek, Trine, Day & Co., LLP as the Company’s independent registered public accounting firm for 2011 was ratified, with the number of shares cast as follows:

For:	12,031,555
Against:	3,798
Abstain:	11,352

The number voting “for” constituted 99.9% of the total number of shares represented and voting at the meeting with respect to proposal 2.  There were no broker non-votes received with respect to this item.

The advisory vote on executive compensation was approved, with the number of shares cast as follows:

For:	8,644,270
Against:	1,529,331
Abstain:	63,433

The number voting “for” constituted 84.4% of the total number of shares represented and voting at the meeting with respect to proposal 3.  There were 1,809,671 broker non-votes received with respect to this item.

The number of shares cast for each of the following alternatives with respect to the frequency of holding an advisory vote on executive compensation was as follows:

1 Year:	9,259,272
2 Years:	59,399
3 Years:	465,093
Abstain:	453,270

The number voting in favor of every one year constituted 94.6% of the total number of shares represented and voting at the meeting with respect to proposal 4.  There were 1,809,671 broker non-votes received with respect to this item.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2011	SIERRA BANCORP By: /s/ Kenneth R. Taylor Kenneth R. Taylor Executive Vice President & Chief Financial Officer